                                                                    Exhibit 99.1

SUPERIOR GALLERIES REPORTS RECORD REVENUES, RETURNS TO PROFITABILITY

         o MANAGEMENT ATTRIBUTES RESULTS TO INTERNAL IMPROVEMENTS, PLUS MARKET DEMAND DRIVEN BY ONGOING GEOPOLITICAL AND MACROECONOMIC FORCES

         o        CONFERENCE CALL SCHEDULED FOR TODAY AT 1:30 P.M. PACIFIC TIME

         Beverly Hills, California - (Business Wire) - May 16, 2006 - Superior Galleries, Inc. ("Superior") (OTC Bulletin Board: SPGR) today reported financial results for its fiscal year 2006 third quarter and the nine-month period ended March 31, 2006.

         For the 2006 third quarter, Superior Galleries recorded record quarterly revenues of $15.1 million, an increase of $3.4 million, or 29%, from $11.7 million for the prior-year third quarter, ended March 31, 2005.

         For the nine months ended March 31, 2006, the Company reported revenues of $36.3 million, an increase of $7.0 million, or 24%, over $29.3 million in the corresponding period of the prior year.

         Management attributed the year-over-year quarterly and nine-month revenue growth to continued strong market demand for rare coins. Management believes that this results in part from the continued rise in gold and silver prices, driven by high oil prices, declining dollar exchange rates and other global economic and political forces.

         Management also credited the Company's website enhancements, which have resulted in higher traffic and conversion rates, additional numismatic staff, improved employee training and education, and continued development of its Preferred Supplier and Exclusive Auctioneer relationship with Stanford Financial member company Stanford Coins & Bullion. Stanford Financial, the Company's largest shareholder, recommends that its investor clients diversify their portfolios to include rare coins.

         Superior Galleries recorded net income of $451,000, or $0.08 per basic share, $0.05 diluted, for the quarter ended March 31, 2006, which included $0.01 in extraordinary income net of applicable taxes. The net income result compared with a net loss of $203,000, or $0.04 per basic and diluted share, for the prior year's third quarter. The third quarter 2006 extraordinary item was related to the Company's March 31, 2006 repayment of the balance of a $1.9 million line of credit involving a $50,000 discount for early repayment, which was classified as an extraordinary gain.

         For the nine months ended March 31, 2006, the Company reported a net loss of $772,000, or $0.16 per basic and diluted share, which was net of the extraordinary gain noted in connection with the quarter. This compared to a net loss of $208,000, or $0.05 per basic and diluted share, in the corresponding prior-year period.

         "We believe there are both internal factors and external forces that are driving our performance, and we believe they will continue to position us for good financial results in coming quarters," commented Silvano DiGenova, Chairman and CEO of Superior Galleries. "Our investments in the e-commerce functionality of our web site, enhanced staff and executive resources and higher-quality inventory, which we believe have lasting positive operational effects, have returned us to profitability."

         "Our internal improvements have positioned us to take advantage of ongoing external factors including continued high oil prices, high precious metals prices and overall geopolitical trends that strongly reinforce the wisdom of including shrewdly selected rare coins in a well-balanced, well-hedged investment portfolio. We believe that our market will continue to be robust and that we are in an excellent position to continue reporting improved results throughout calendar 2006 and beyond," Mr. DiGenova concluded.

CONFERENCE CALL TODAY AT 1:30 P.M. PACIFIC TIME

          Superior Galleries will hold a conference call, today, Tuesday, May 16, 2006 at 1:30 p.m. Pacific Time to discuss results for the third quarter and first nine months of fiscal 2006.

          To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (866) 363-6071. International callers should dial (706) 679-0614. There is no pass code required for this call.

          If you are unable to participate in the call at this time, a replay will be available on Tuesday, May 16 at approximately 3:00 p.m. PT, through Tuesday, May 23 at 9:00 p.m. PT. To access the replay, dial (800) 642-1687 and enter the conference ID number 9371027. International callers please dial (706) 645-9291 and enter the same conference ID.

          Additionally, a transcript and audio webcast replay of the conference call will be made available on the Superior Galleries web site at (www.sgbh.com) following the conclusion of the live call.

          Superior Galleries, Inc. is a publicly traded company, acting as a dealer and auctioneer in rare coins and other fine collectibles. The firm markets its products through its prestigious location in Beverly Hills, California and the Company's web site at sgbh.com.

          Included in this release are statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including express and implied statements concerning future results of operations, expansion plans and expectations. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that the expectations reflected in such forward looking statements will prove to be correct. These forward-looking statements are subject to certain risks and uncertainties, including market and other conditions that may affect the Company's ability to expand its auction and dealer activities and control our operating costs, changes in investment recommendations by financial advisors and risks identified in its SEC filings. The company's actual results could differ materially from those anticipated in the forward looking statements as a result of certain factors including sales levels, operating costs, distribution and competition trends, consumer preferences and other market factors. Past sales performance may not be indicative of future results. No assurances are given that sales trends or sales performance on behalf of consignors or customers will continue.

          (FINANCIAL TABLES AND CONTACTS FOLLOW)



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


                                              Superior Galleries, Inc.
                                              Statements of Operations
                                                    (Unaudited)
                                       (In thousands, except per share data

                                                            Nine Months Ended               Three Months Ended
                                                      ----------------------------    ----------------------------

                                                        March 31,       March 31,       March 31,       March 31,
                                                         2006             2005            2006            2005
                                                      ------------    ------------    ------------    ------------
Net sales                                             $     34,302    $     27,700    $     13,870    $     10,933
Commission income                                            2,043           1,630           1,197             725
                                                      ------------    ------------    ------------    ------------

TOTAL REVENUE                                               36,345          29,330          15,067          11,658

COST OF REVENUE                                             29,866          23,663          12,085           9,661
                                                      ------------    ------------    ------------    ------------

GROSS PROFIT                                                 6,479           5,667           2,982           1,997

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                 6,872           5,594           2,404           2,098
                                                      ------------    ------------    ------------    ------------

Income (loss) from operations                                 (393)             73             578            (101)
                                                      ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE)
   Interest income                                             313             298              99              95
   Interest expense                                           (741)           (575)           (276)           (196)
   Other expense, net                                           --              (3)             --              (1)
                                                      ------------    ------------    ------------    ------------

     Total other income (expense)                             (428)           (280)           (177)           (102)
                                                      ------------    ------------    ------------    ------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES AND
EXTRAORDINARY ITEM                                            (821)           (207)            401            (203)

PROVISIONS FOR INCOME TAXES                                      1               1              --              --
                                                      ------------    ------------    ------------    ------------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                       (822)           (208)            451            (203)

EXTRAORDINARY GAIN FROM EXTINGUISHMENT OF DEBT,NET
OF APPLICABLE TAXES                                             50              --              50              --
                                                      ============    ============    ============    ============

NET INCOME (LOSS)                                     $       (772)   $       (208)   $        451    $       (203)
                                                      ============    ============    ============    ============

NET INCOME (LOSS) PER SHARE
   Basic:
     Income (loss) before extraordinary item                 (0.17)          (0.05)           0.08           (0.04)
     Extraordinary income net of applicable taxes             0.01              --            0.01              --
                                                      ------------    ------------    ------------    ------------

     Net Income (loss)                                $      (0.16)   $      (0.05)   $       0.09    $      (0.04)
                                                      ============    ============    ============    ============

   Fully diluted
     Income (loss) before extraordinary item                 (0.17)          (0.05)           0.04           (0.04)
     Extraordinary income net of applicable taxes             0.01              --            0.01              --
                                                      ------------    ------------    ------------    ------------

     Net Income (loss)                                $      (0.16)   $      (0.05)   $       0.05    $      (0.04)
                                                      ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING
   Basic                                                     4,820           4,563           4,820           4,685
                                                      ============    ============    ============    ============

   Fully diluted                                             4,820           4,563           8,977           4,685
                                                      ============    ============    ============    ============



                                      Superior Galleries, Inc.
                                           Balance Sheets
                                           (In thousands)

                                                                          March 31,      June 30,
                                                                            2006           2005
                                                                        (Unaudited)
                                                                         -----------    -----------

ASSETS

CURRENT ASSETS
  Cash                                                                   $       471    $       417
  Accounts receivable, net of allowance for uncollectible
     accounts of $148 (March 2006) and $122 (Jun. 2005)                        5,208          4,969
  Auction and customer advances                                                1,842          4,950
  Inventories                                                                  9,425          8,713
  Prepaid expense and other                                                      328            346
                                                                         -----------    -----------

        Total current assets                                                  17,274         19,395
                                                                         -----------    -----------

LONG-TERM ASSETS
  Property and equipment, net                                                    409            220
                                                                         -----------    -----------

        Total long-term assets                                                   409            220
                                                                         -----------    -----------

             TOTAL ASSETS                                                $    17,683    $    19,615
                                                                         ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Line of credit - related party                                         $    10,850    $     9,250
  Line of credit                                                                  --          2,200
  Accounts payable and accrued expenses                                        4,394          5,154
  Notes payable to a related party                                               200            350
  Notes payable                                                                1,150            650
  Series A stock redemption payable                                               --            275
                                                                         -----------    -----------

         Total current liabilities                                            16,594         17,879
                                                                         -----------    -----------

LONG-TERM LIABILITIES
  Notes payable to a related party, net of current portion                       300            400
                                                                         -----------    -----------

         Total long-term liabilities                                             300            400
                                                                         -----------    -----------

             TOTAL LIABILITIES                                                16,894         18,279
                                                                         ===========    ===========

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Preferred stock, 693 shares undesignated, none outstanding Series B convertible preferred stock, $1.00 par value, 3,400 shares designated, 3,400 shares issued and outstanding with a
     liquidation preference of $3,400                                          2,967          2,967
  Series D convertible preferred stock, $1.00 par value,
     2,000 shares designated, 2,000 shares issued and
     outstanding with a liquidation preference of $2,000                       1,931          1,931
   Series E convertible preferred stock, $1.00 par value,
     2,500 shares designated, 2,500 shares issued and
     outstanding with a liquidation preference of $2,500                       2,488          2,488
  Common stock, $0.001 par value, 20,000 shares authorized; 4,808 and
     4,820 shares issued and outstanding as of March 31, 2006 and June
     30, 2005, respectively                                                        5              5
  Additional paid in capital                                                   8,685          8,459
  Accumulated deficit                                                        (15,287)       (14,514)
                                                                         -----------    -----------

          Total stockholders' equity                                             789          1,336
                                                                         -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $    17,683    $    19,615
                                                                         ===========    ===========

See the Company's filing with the SEC on Form 10Q for notes to financial statements.

Contact:
Superior Galleries, Inc., Beverly Hills, California
Larry Abbott, Exec. V.P. and COO, at 310-203-9855 or larrya@sgbh.com www.sgbh.com

Investor Relations Contacts:
CCG Investor Relations
Sean Collins, Partner, at 310-477-9800
www.ccgir.com

American Capital Ventures, Inc.
Howard Gostfrand, President, at 305-918-7000 or hg@amcapventures.com www.amcapventures.com